UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

575 Chesapeake Drive Redwood City, CA 94063
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On April 11, 2012, AcelRx Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its receipt from the U.S. Patent and Trademark Office of two Notices of Allowance for the patent applications entitled “Small-Volume Oral Transmucosal Dosage Forms” and “Bioadhesive Drug Formulations for Oral Transmucosal Delivery.” A copy of the press release is attached as Exhibit 99.1 to this report.

On April 12, 2012, the Company issued a press release announcing the initiation of the second of three planned Phase 3 studies that will form the basis of a planned New Drug Application (NDA) for the Sufentanil NanoTab® PCA System, ARX-01. A copy of the press release is attached as Exhibit 99.2 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 11, 2012.

99.2	Press Release dated April 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2012	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ JAMES H. WELCH
James H. Welch
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 11, 2012.

99.2	Press Release dated April 12, 2012.